EXHIBIT 10i.
                           WINNEBAGO INDUSTRIES, INC.
                           EXECUTIVE SHARE OPTION PLAN


                (Amended and Restated Effective January 1, 2001)

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TABLE OF CONTENTS

ARTICLE                                                                     PAGE
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ARTICLE I
       PURPOSE.................................................................1

ARTICLE II
       DEFINITIONS AND CONSTRUCTION............................................1

ARTICLE III
       OPTION GRANT............................................................4

ARTICLE IV
       OPTION EXERCISE.........................................................8

ARTICLE V
       AMENDMENT OR TERMINATION...............................................10

ARTICLE VI
       ADMINISTRATION.........................................................11

ARTICLE VII
       TRUST PROVISIONS.......................................................13

ARTICLE VIII
       MISCELLANEOUS PROVISIONS...............................................13

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                           WINNEBAGO INDUSTRIES, INC.
                           EXECUTIVE SHARE OPTION PLAN

                                    ARTICLE I

                                     PURPOSE

         1.1 PURPOSE. The purpose of the Plan is to provide stock options to certain key individuals, commensurate with their contributions to the success of the Employer, in a form that will provide incentives and rewards for superior performance, encourage the recipients to continue in the employment of the Employer, and allow the recipients to diversify their investment portfolios.

         1.2 INTENT. The Plan is intended to be a nonqualified stock option plan within the meaning of Section 83 of the Code. The Plan is not intended to be a plan covered by the Employee Retirement Income Security Act of 1974, as amended.

                                   ARTICLE II

                          DEFINITIONS AND CONSTRUCTION

         As used herein, the following capitalized words and phrases shall have the respective meanings set forth below:

         2.1 "BENEFICIARY" means the person or persons designated by a Participant, pursuant to Section 3.7, to exercise an Option after the Participant's death.

         2.2 "BOARD OF DIRECTORS" OR "BOARD" means the board of directors of the Employer.

         2.3 "CHANGE OF CONTROL" for the purposes of the Plan shall mean the time when (i) any Person, becomes an Acquiring Person, or (ii) individuals who shall qualify as Continuing Directors of the Company shall have ceased for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that in the case of either clause (i) or (ii) a Change of Control shall not be deemed to have occurred if the event shall have been approved prior to the occurrence thereof by a majority of the Continuing Directors who shall then be members of such Board of Directors, and in the case of clause (i), a Change of Control shall not be deemed to have occurred upon the acquisition of stock of the Company by a pension, profit sharing, stock bonus, employee stock ownership plan or other retirement plan intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, established by the Company or any subsidiary of the Company. (In addition, stock held by such a plan shall not be treated as outstanding in determining ownership percentages for purposes of this definition.)


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For the purpose of the definition "Change of Control:"

         (a) "Continuing Director" means (i) any member of the Board of Directors of the Company, while such person is a member of the Board, who is not an Affiliate or Associate of any Acquiring Person or of any such Acquiring Person's Affiliate or Associate and was a member of the Board prior to the time when such Acquiring Person shall have become an Acquiring Person, and (ii) any successor of a Continuing Director, while such successor is a member of the Board, who is not an Acquiring Person or any Affiliate or Associate of any Acquiring Person or a representative or nominee of an Acquiring Person or of any affiliate or associate of such Acquiring Person and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

         (b) "Acquiring Person" means any person or any individual or group of Affiliates or Associates of such Person who acquires the beneficial ownership, directly or indirectly, of 20% or more of the outstanding stock of the Company if such acquisition occurs in whole or in part, except that the term "Acquiring Person" shall not include a Hanson Family Member or an Affiliate or Associate of a Hanson Family Member.

         (c) "Affiliate" means a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

         (d) "Associate" means (1) any corporate, partnership, limited liability company, entity or organization (other than the Company or a majority-owned subsidiary of the Company) of which such a Person is an officer, director, member, or partner or is, directly or indirectly the beneficial owner of ten percent (10%) or more of any class of equity securities, (2) any trust or fund in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, (3) any relative or spouse of such person, or any relative of such spouse, or (4) any investment company for which such person or any Affiliate of such person serves as investment advisor.

         (e) "Hanson Family Member" means John K. Hanson and Luise V. Hanson (and the executors or administrators of their estates), their lineal descendants (and the executors or administrators of their estates), the spouses of their lineal descendants (and the executors or administrators of their estates), and the John K. and Luise V. Hanson Foundation.

         (f) "Company" means Winnebago Industries Inc., an Iowa corporation.

         (g) "Person" means an individual, corporation, limited liability company, partnership, association, joint stock company, trust, unincorporated organization or government or political subdivision thereof.

         2.4 "CODE" means the Internal Revenue Code of 1986, any amendments thereto, and any regulations or rulings issued thereunder.

         2.5 "COMMITTEE" means the Winnebago Compensation Committee appointed in accordance with Section 6.1.

         2.6 "EFFECTIVE DATE" means April 1, 1997 as originally adopted by the Board of Directors. The effective date of this amended and restated plan is January 1, 2001.

         2.7 "EMPLOYEE" means any key individual, including, but not limited to, a person in an executive position with the Employer, who is employed by the Employer.


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         2.8 "EMPLOYER" means Winnebago Industries, Inc. and any successor thereto.

         2.9 "ERISA" means the Employee Retirement Income Security Act of 1974, any amendments thereto, and any regulations or rulings issued thereunder.

         2.10 "EXERCISE DATE" means, with respect to any Option, the date on which the Option is exercised by a Participant.

         2.11 "EXERCISE PERIOD " means the period during which a Participant may exercise an Option, as determined under Section 4.1.

         2.12 "EXERCISE PRICE" means the price to be paid by a Participant to exercise an Option, as determined under Section 3.3.

         2.13 "GRANT DATE" means, with respect to any Option, the date on which the Option Agreement is executed by the Employer and the Participant.

         2.14 "MARKET PRICE" means the closing price of a share of Stock reflected in the consolidated trading tables of the Wall Street Journal (presently the NYSE Composite Transactions), or other recognized market source, as determined by the Committee, on the applicable date of reference hereunder, or if there is no sale on such date, then the closing price on the last previous day on which a sale is reported. In the case of open-end mutual fund shares, the Market Price means the net asset value per share as reported by the fund in such publication on the applicable date of reference hereunder.

         2.15 "OPTION" means the right of a Participant, granted by the Employer in accordance with Section 3.2, to purchase Stock from the Employer at the Exercise Price.

         2.16 "OPTION AGREEMENT" means an agreement setting forth the terms of an Option executed by the Employer and a Participant pursuant to Section 3.2.

         2.17 "PARTICIPANT" means any Employee (i) who meets the eligibility requirements of Section 3.1 or (ii) who has received an award of an Option in accordance with Section 3.2 and whose Option has not been completely exercised or lapsed.

         For purposes of this Plan, Participants shall be categorized under the following classifications and such additional classifications which shall hereafter be determined by Human Resources Committee of the Board from time to time:

     (i)   Chief Executive Officer
     (ii)  Class A Officer
     (iii) Class B Executive Employees
     (iv)  Class C Management Employees

         2.18 "PLAN" means the Winnebago Industries, Inc. Executive Share Option Plan, as set forth herein and from time to time amended.

         2.19 "STOCK" means shares of common or preferred stock of a corporation listed on a national securities exchange (exclusive of the stock of Winnebago Industries, Inc.) or NASDAQ, or shares of a regulated investment company designated by the Committee as subject to purchase through the exercise of an Option.


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         2.20 "TERMINATION OF EMPLOYMENT" means an Employee's separation from the service of the Employer (including all subsidiaries and affiliates of the Employer) by reason of resignation, discharge, death or other termination. The Committee may, in its discretion, determine whether any leave or other absence from service constitutes a Termination of Employment for purposes of the Plan.

         2.21 "TRUST" means the trust established pursuant to Article VII to hold the Stock that is subject to purchase through the exercise of an Option.

         2.22 "TRUST AGREEMENT" means an agreement setting forth the terms of the Trust established pursuant to Article VII.

         2.23 "TRUST FUND" means the Stock subject to an Option that is held in the Trust

         2.24 "TRUSTEE" means the persons or institution acting as trustee of the Trust.


                                   ARTICLE III

                                  OPTION GRANT

         3.1 ELIGIBILITY. Options may be granted to any Employee selected by the Human Resources Committee of the Board of Directors from the key Employees of the Employer who have the capability of making a substantial contribution to the success of the Employer. In making this selection, the Human Resources Committee of the Board of Directors shall consider any factors that it deems relevant, including the individual's functions, responsibilities, value of services to the Employer and past and potential contributions to the Employer's profitability and growth. Participation shall commence on the next day following the last Saturday of November, February, May, or August subsequent to an Employee's selection by the Human Resources Committee of the Board of Directors.

         3.2 GRANT OF OPTIONS. Options may be granted by the Committee at any time on or after the Effective Date and prior to the termination of the Plan. Options may be granted, at the discretion of the Committee, in the form of outright awards, in exchange for a specified amount of the future compensation or bonus of the Participant, or in return for the Participant's agreement to relinquish rights to unfunded, nonqualified deferred compensation that he or she has accrued but does not have a current right to receive. While a Participant may agree to exchange all or a portion of any future bonus or incentive compensation payable to him or her for an Option, in the manner prescribed by the Committee and prior to the fiscal year in which such compensation is earned, the maximum percentage of future base compensation which a Participant may exchange for an Option during a calendar year shall not exceed 30 percent. No Committee member may take part in any way in determining the amount of any award of an Opinion to himself or herself.

         (a) SUBMISSION OF REQUESTS TO EXCHANGE COMPENSATION. Any specified exchange of future base compensation or bonus by a Participant for an Option must be executed by the Participant and the Committee before the beginning of the calendar year in which the base compensation will be earned or before the fiscal year in which the bonus will be earned. In the case of a newly eligible Participant, such specified initial request to exchange compensation shall be filed with the Committee within 30 days following the effective date of his or her Plan eligibility and prior to the rendition of any services to which any exchanged base compensation pertains or prior to the commencement of any quarterly fiscal period beginning on the next day following the last Saturday of November, February, May, and August with respect to any specified exchanges of quarterly bonuses.


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         (b) GRANT DATE AND OPTION AGREEMENT. Options granted in exchange for a specified amount of the future base compensation of the Participant shall be granted in January of each year and shall reflect the requested exchange of base compensation of the Participant for the calendar year.

         Options granted in exchange for a specified amount of the future bonus of the Participant shall be granted quarterly following the determination of such bonus as of the last Saturday in November, February, May, and August of each fiscal year and shall reflect the requested exchange of bonus of the Participant for the fiscal quarter (excluding any fiscal quarter during which a Participant's Termination of Employment occurs). Options granted in the form of outright awards or in exchange for the Participant's agreement to relinquish rights to nonqualified deferred compensation which the Participant does not have a current right to receive may be granted to Participant at any time at the discretion of the Committee.

         Options shall become effective upon the execution by Employer and the Participant of an Option Agreement specifying the Stock, the number of shares subject to the Option the Exercise Price, and such other terms and in such form as the Committee may from time to time determine in accordance with the Plan. Any items not specified in the Plan shall be specified in the Option Agreement.

         (c) EFFECT OF TERMINATION. In the event that a Participant's employment with the Employer terminates prior to the grant of his or her Option in January pertaining to a requested exchange of base compensation, an amount of compensation equivalent to the amount of foregone base compensation, which was to be exchanged for an Option, through the date of Termination of Employment, shall be paid to the Participant by the Employer upon his or her Termination of Employment.

         (d) MAXIMUM OPTION GRANTS. The maximum number of underlying cumulative share units permitted to be covered by all Option grants made to any one Participant throughout his or her participation in the Plan is that number of units for which the cumulative Market Price of the Stock, determined as of the original Grant Dates, totals the dollar amount denoted for the specific classification of Participant(s) which is set forth below:

          Participant Classification           Maximum Option Grants
          --------------------------           ---------------------

          Chief Executive Officer                  $ 2,000,000
          Class A Officers                           1,000,000
          Class B Executive Employees                  500,000
          Class C Management Employees                 266,666

         (e) EFFECT OF CASH DIVIDENDS AND DISTRIBUTIONS WITH RESPECT TO STOCK. All cash dividends and distributions received with respect to Stock shall be reinvested in additional property of the same kind (or as nearly the same kind as feasible, if property of the same kind is not available). Any property acquired through reinvestment will be added to the Stock which is subject to an Option Agreement. Any Stock representing shares of an open-end regulated investment company which are acquired through reinvestment of long-term capital gain dividends and return of capital distributions will be added to the Stock which is subject to an Option Agreement. Any Stock representing shares of an open-end regulated investment company which are acquired through reinvestment of ordinary income dividends and exempt-interest dividends will also be added to the Stock which is subject to an Option Agreement.

         3.3 EXERCISE PRICE. The Exercise Price shall be initially determined by the Committee but shall be no less than 25 percent and no more than 100 percent of the Fair Market Value of the Stock on the Grant Date. The Exercise Price shall be adjusted for the following events:


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         In the event of a stock dividend, stock split, reverse stock split, rights offering, recapitalization or similar transaction that materially affects the Market Price of the Stock, the Committee shall adjust the Exercise Price so that it retains the same ratio to the Market Price of the Stock as existed immediately before such transactions, or as otherwise provided in the Option Agreement. Any Stock acquired because of one of the above events will immediately be subject to an Option in favor of the Participant on terms identical to those set forth in the pertinent Option Agreement.

         3.4 CONDITIONS OF GRANT. As a condition to the grant of a Stock Option, the Committee may, in its discretion, require a Participant to enter into one or more of the following agreements with the Employer on or before the Grant Date:

         (a) A covenant not to compete with the Employer, which shall become effective on the date of Termination of Employment of the Participant with the Employer and which shall contain such terms and conditions as may be required by the Committee.

         (b) An agreement to remain in the employ of the Employer for at least six months after the Grant Date of an Option.

         3.5 STOCK TO BE HELD IN TRUST. Upon the grant of an Option, the Employer in accordance with the Trust Agreement, shall instruct the Trustee to purchase the Stock underlying each Option Agreement as of the day of the Option Agreement. The Employer shall transfer to the Trustee an amount of funds equal to the Market Price of the Stock. Such funds shall be applied by the Trustee for the purpose of payment for such underlying securities. In addition, if on the date the Committee grants the Option, the principal of the Trust, and any earnings thereon, are not sufficient to purchase such underlying securities, the Employer may transfer to the Trustee an amount of funds sufficient to purchase the underlying securities.

         The Trustee shall establish a separate account for each Option Agreement in which the Trustee shall hold funds to purchase securities, as well as securities already purchased, underlying the Option Agreement. The Trustee shall hold the securities in its own name until the Plan Participant exercises the Option to purchase securities.

         3.6 SUBSTITUTION OF ASSETS HELD IN TRUST. The Committee may, in its discretion, after consultation with the Participant, substitute Stock of equal Market Price for any Stock subject to purchase through the exercise of an Option. When that substitution occurs, both parties are required to terminate the Option Agreement and to adopt a new Option Agreement which awards an Option of equal Market Price on the new Stock. Such change in Option property shall be considered the grant of a new Option and the terms of this Plan, including Articles III and IV, shall apply to the grant of the new Option, except that the term of the new Option shall not extend beyond the term of the original Option. The Exercise Price of the new Option shall be the same as the Exercise Price of the original Option immediately before the substitution.

         3.7 DESIGNATION OF BENEFICIARY. As soon as practicable after the grant of an Option, the Participant shall designate one or more Beneficiaries and successor Beneficiaries, and may change a Beneficiary designation at any time, by filing the prescribed form with the Committee. The consent of the Participant's current Beneficiary shall not be required for a change of Beneficiary. No Beneficiary shall have any rights under the Plan or an Option Agreement during the lifetime of the Participant, except as may otherwise be provided in Section 3.9.

         (a) The Beneficiary of a Participant who dies without having designated a Beneficiary in accordance with this Section 3.7 and who is lawfully married on the date of death shall be the Participant's surviving spouse.


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         (b) The Beneficiary of any other Participant who dies without having designated a Beneficiary in accordance with this Section 3.7 shall be the Participant's estate.

         3.8 GENERAL NON-TRANSFERABILITY. No Option granted under this Plan may be transferred, assigned, or alienated (whether by operation of law or otherwise), except as provided herein, and no Option shall be subject to execution, attachment or similar process. An Option may be exercised only by the Participant (or the Participant's Beneficiary pursuant to Section 3.7).


                                   ARTICLE IV

                                 OPTION EXERCISE

         4.1 EXERCISE PERIOD. A Participant may exercise all or any portion of an Option at any time during the period beginning six months after the Grant Date and ending on the earlier of:

         (a) twelve months after the Participant's date of death, and

         (b) fifteen years after the Grant Date.

         4.2 EXERCISE OF VESTED PORTION OF OPTION. A Participant (or the Participant's Beneficiary pursuant to Section 3.7) may exercise the "Vested Portion" of an Option in accordance with this Section 4.2. The terms of the Participant's Option Agreement will determine the Vested Portion of an Option eligible for exercise in the case of an Option granted to a Participant in the form of an outright award or in exchange for the Participant's agreement to relinquish rights to nonqualified deferred compensation which the Participant does not have a current right to receive. That percentage of a Participant's Option granted in the form of an outright award or in exchange for the Participant's agreement to relinquish rights to nonqualified deferred compensation which the Participant does not have a current right to receive, which is not a Vested Portion of an Option, shall be forfeited by the Participant upon Termination of Employment.

         The Vested Portion of an Option granted in exchange for the base compensation of a Participant is 100 percent if the Participant remains in service with the Employer through the end of the calendar year in which the Option is granted. If the Participant's service with the Employer is terminated during the same calendar year in which the Grant Date occurs, he or she may exercise the Vested Portion of the Option, which is equal to the full number of payroll periods during which the Participant was in the service of the Employer during the calendar year in which the Option was granted, divided by 50. That percentage of a Participant's Option granted in exchange for the base compensation of a Participant which is not a Vested Portion of the Option shall be forfeited by the Participant upon Termination of Employment during the calendar year in which the Option was granted.

         The Participant shall exercise the Vested Portion of the Option by giving written notice to the Committee and (i) tendering full payment of the Exercise Price on or before the date of exercise, or (ii) by obtaining necessary financing from a financial institution which is utilized to pay the Exercise Price. The minimum number of share units allowed to be exercised at any one time is the number of share units for which the Market Price of the Stock totals $2,500.

         In the event that the listing, registration or qualification of the Option or the Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, or the availability of any exemption therefrom, is necessary as a condition of, or in connection with, the exercise of the Option, then the Option shall not be exercised in whole or in part until such listing, registration, qualification, consent, approval, or exemption has been effected, obtained, or established to the satisfaction of the Committee.


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         4.3 DELIVERY OF STOCK. On the date of exercise, or as soon as practicable thereafter (but in no event later than five business days after the date of exercise), the Employer shall deliver or cause to be delivered the Stock then being purchased to the Participant (or the Participant's Beneficiary pursuant to Section 3.7). In the event that the listing, registration or qualification of the Option or the Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the exercise of the Option, then the Option shall not be exercised in whole or in part until such listing, registration, qualification, consent or approval has been effected or obtained.

         4.4 TAX WITHHOLDING. Whenever Stock is to be delivered upon exercise of an Option under the Plan, the Employer shall require as a condition of such delivery:

         (a) the cash payment by the Participant of an amount sufficient to satisfy all federal, state and local tax withholding, requirements related thereto,

         (b) the withholding of such amount from any Stock to be delivered to the Participant,

         (c) the withholding of such amount from compensation otherwise due to the Participant, or

         (d) any combination of the foregoing, at the election of the Participant with the consent of the Employer. Such election shall be made before the date on which the amount of tax to be withheld is determined by the Employer, and such election shall be irrevocable.

         4.5 ADDITIONAL WITHHOLDING. With the consent of the Employer, the Participant may elect a greater amount of withholding, not to exceed the estimated amount of the Participant's total tax liability with respect to the delivery of Stock under the Plan. Such election shall be made at the same time and in the same manner as provided under Section 4.4.

         4.6 FAILURE TO EXERCISE. No Option shall be exercised, in whole or in part, after the end of the Exercise Period and the Employer shall have no obligation to deliver or cause to be delivered to the Participant (or the Participant's Beneficiary or Assignee) the Stock subject to such Option.


                                    ARTICLE V

                            AMENDMENT OR TERMINATION

         5.1 PLAN AMENDMENT. The Board may, from time to time in its discretion, amend any provision of the Plan, in whole or in part, with respect to any Participant or group of Participants. Such amendment shall be effective as of the date specified therein and shall be binding upon the Committee, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan.

         5.2 PLAN TERMINATION. The Plan shall terminate on the fifteenth anniversary of the original Effective Date or such earlier date as the Board may determine in its discretion. Such termination shall be effective as of the date determined by the Board and shall be binding upon the Committee, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan. Options shall continue to be exercisable after the effective date of such termination, and may be exercised in accordance with Article IV, but no new Options shall be granted. However, in the event of a termination of the Plan in connection with compliance with or any addition or


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change in the Code or ERISA, federal or state securities laws, or any other law or regulations, all Options shall be required to be exercised immediately.

         5.3 AMENDMENT OF OPTIONS. An Option may be amended by the Committee at any time if the Committee determines that an amendment is necessary or advisable as a result of:

         (a) any addition to or change in the Code or ERISA, a federal or state securities law or any other law or regulation, which occurs after the Grant Date and by its terms applies to the Option,

         (b) any substitution of stock held in Trust pursuant to Section 3.6,

         (c) any Plan amendment pursuant to Section 5.1, or Plan termination pursuant to Section 5.2, provided that the amendment does not materially affect the terms, conditions and restrictions applicable to the Option, or

         (d) any circumstances not specified in Paragraphs (a), (b), or (c), with the consent of the Participant.

         5.4 CHANGE OF CONTROL. Notwithstanding any other provision of the Plan or an Option Agreement, in the event of a Change of Control:

         (a) the Participant shall not be required to remain in the employ of the Employer for at least six months after the Grant Date of an Option under
Section 3.4(b),

         (b) the Exercise Period under Section 4.1 shall not end prior to six months after such Change of Control,

         (c) an Option Agreement shall not be amended by the Committee under
Section 5.3 for any reason without the consent of the Participant, and

         (d) an Option may be terminated by the Committee on any date after a Change of Control, in its sole discretion and without the consent of the Participant, if the Committee makes a cash payment to the Participant on such date in an amount equal to the Fair Market Value of the Stock subject to such Option, reduced by the Exercise Price, and multiplied by the number of shares subject to such Option.


                                   ARTICLE VI

                                 ADMINISTRATION

         6.1 THE COMMITTEE. The Plan shall be administered by a Committee consisting of one or more persons appointed by the Board of Directors. The Committee shall act by a majority of its members at the time in office and may take action either by vote at a meeting or by consent in writing without a meeting.

         (a) The Board may remove any member of the Committee at any time, with or without cause, and may fill any vacancy. If a vacancy occurs, the remaining member or members of the Committee shall have full authority to act.

         (b) Any member of the Committee may resign by written resignation delivered to the Board. Any such resignation shall become effective upon its receipt by the Board or on such other date as agreed to by the Board and the resigning member.


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         6.2 POWERS OF THE COMMITTEE. In carrying out its duties with respect to the general administration of the Plan, the Committee shall have, in addition to any other powers conferred by the Plan or by law, the following powers:

         (a) to determine eligibility to receive Options;

         (b) to grant Options, and to determine the form, amount and timing of such Options;

         (c) to determine the terms and provisions of the Option Agreements, and to modify such Option Agreements as provided in Section 5.3;

         (d) to substitute stock held in Trust as provided in Section 3.6;

         (e) to maintain all records necessary for the administration of the Plan;

         (f) to prescribe, amend, and rescind rules for the administration of the Plan to the extent not inconsistent with the terms thereof;

         (g) to direct the Trustee respecting investment of the Trust Fund;

         (h) to appoint such individuals and subcommittees as it deems desirable for the conduct of its affairs and the administration of the Plan;

         (i) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan; and

         (j) to perform any other acts necessary, and proper for the conduct of its affairs and the administration of the Plan, except those reserved by the Board.

         6.3 DETERMINATIONS BY THE COMMITTEE. The Committee shall interpret and construe the Plan and the Option Agreements and its interpretations and determinations shall be conclusive and binding on all Participants, Beneficiaries and any other persons claiming an interest under the Plan or any Option Agreement. The Committee's interpretations and determinations under the Plan and Option Agreements need not be uniform and may be made by it selectively among Participants, Beneficiaries and any other persons whether or not they are similarly situated. The failure of the Committee to strictly enforce the terms and conditions of the Plan or the Option Agreement shall not constitute a waiver of any provision of the Plan or the Option Agreement. No Participant may rely on any act or statement of the Committee or anyone charged with the administration of the Plan which is inconsistent with any of the terms and conditions of the Plan or the Option Agreement.

         6.4 INDEMNIFICATION OF THE COMMITTEE. The Employer shall indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity excepting only expenses and liabilities arising out of such member's own willful misconduct or gross negligence.

         (a) Expenses and liabilities against which a member of the Committee is indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof, provided that the Employer shall not be liable for any settlement to which it does not consent but such consent shall not be unreasonably withheld.


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         (b) This right of indemnification shall be in addition to any other rights to which any member of the Committee may be entitled.

         (c) The Employer may, at its own expense, settle any claim asserted or proceeding brought against any member of the Committee when such settlement appears to be in the best interests of the Employer, provided that such settlement includes a complete release from liability of such member and is otherwise reasonably acceptable to such member.

The provisions of this Section 6.4 are for the benefit of each member of the Committee, his or her heirs, successors and assigns and as to each such member shall survive the termination of his or her service as such. Any amendment of this Section 6.4 shall not materially impair the rights of members and former members of the Committee thereunder as to any period prior to such amendment.

         6.5 EXPENSES OF THE COMMITTEE. The members of the Committee shall serve without compensation for services as such. All expenses of the Committee shall be paid by the Employer.


                                   ARTICLE VII

                                TRUST PROVISIONS

         7.1 ESTABLISHMENT OF THE TRUST. The Trust shall be established to hold all Stock contributed by the Employer pursuant to Section 3.5. Except as otherwise provided in Section 7.2, and Section 12 of the Trust Agreement, the Trust shall be irrevocable and no portion of the Trust Fund shall be used for any purpose other than the delivery of Stock pursuant to the exercise of an Option, and the payment of expenses of the Plan and Trust.

         7.2 TRUST STATUS. The Trust is intended to be a grantor trust, within the meaning of Section 671 of the Code, of which the Employer is the grantor, and this Plan is to be construed in accordance with that intention. Notwithstanding any other provision of this Plan, the Trust Fund shall remain the property of the Employer and shall be subject to the claims of its creditors in the event of its bankruptcy or insolvency. No Participant shall have any priority claim on the Trust Fund or any security interest or other right superior to the rights of a general creditor of the Employer.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         8.1 HEADINGS. The headings of Articles, Sections and Paragraphs are solely for convenience of reference. If there is any conflict between such headings and the text of this Plan, the text shall control.

         8.2 GENDER. Unless the context clearly requires a different meaning, all pronouns shall refer indifferently to persons of any gender.

         8.3 SINGULAR AND PLURAL. Unless the context clearly requires a different meaning, singular terms shall also include the plural and vice versa.

         8.4 GOVERNING LAW. Except to the extent preempted by federal law, the construction and operation of the Plan shall be governed by the laws of the State of Iowa without regard to the choice of law principles of such state.


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         8.5 SEVERABILITY. If any provision of this Plan is held illegal or invalid by any court or govemmental authority for any reason, the remaining provisions shall remain in full force and effect and shall be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

         8.6 NO OBLIGATION TO EXERCISE. The granting of an Option shall impose no obligation upon a Participant to exercise such Option.

         8.7 NO RIGHTS OF SHAREHOLDER. Neither the Participant or, a Beneficiary shall be, or shall have any of the rights and privileges of, a stockholder with respect to any Stock purchasable or issuable upon the exercise of an Option, prior to the date of exercise of such Option.

         8.8 NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Plan shall be deemed to give any person the right to be retained in the employ of the Employer, or to interfere with the right of the Employer to discharge any person at any time without regard to the effect that such discharge shall have upon such person's rights or potential rights, if any, under the Plan. The provisions of the Plan are in addition to, and not a limitation on, any rights that a Participant may have against the Employer by reason of any employment or other agreement with the Employer.

         8.9 NOTICES. Unless otherwise specified in an Option Agreement, any notice to be provided under the Plan to the Committee shall be mailed (by certified mail, postage prepaid) or delivered to the Committee in care of the Employer at its executive offices, and any notice to the Participant shall be mailed (by certified mail, postage prepaid) or delivered to the Participant at the current address shown on the payroll records of the Employer. No notice shall be binding on the Committee until received by the Committee, and no notice shall be binding on the Participant until received by the Participant.


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